UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 29, 2007
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On March 29, 2007, Goodrich Corporation (the “Company”) filed a Form 8-K providing reclassified information about the January 1, 2007 reorganization of our businesses. The Company has determined that the originally filed unaudited financial schedules did not reflect the appropriate classification of certain costs between the business segments resulting from the organization changes that occurred in the first quarter of 2007. This Form 8-K/A amends the following items included in the financial schedules contained in Exhibit 99.1: segment operating income and segment operating income as a percent of sales for Actuation and Landing Systems and Electronic Systems for the first and second quarters and full-year 2006; and the segment operating income and segment operating income as a percent of sales for Nacelles and Interior Systems and Actuation and Landing Systems for the fourth quarter and full year 2006.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibit is being filed with this Current Report on Form 8-K:
Exhibit 99.1     Financial Schedules
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: April 20, 2007	By:	/s/ Scott E. Kuechle
Scott E. Kuechle
Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit 99.1     Financial Schedules

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